SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 20, 2001


                                 KAYE GROUP INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-21988                  13-3719772
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(State of other jurisdiction       (Commission               IRS Employer
of incorporation)                  File Number)              Identification No.)


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                              122 East 42nd Street
                              New York, N.Y. 10168
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (212) 338-2100
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Total number of pages filed including cover and under pages:  5
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                                 KAYE GROUP INC.

                                      INDEX




Item  5.  Other Events

          Kaye Group Inc. (the "Company") on April 20, 2001 reported HUB International Limited elects to pay all cash for Kaye Group Inc.

          A Press Release announcing the actions described above was issued by the Company on April 20, 2001 and is attached hereto as
               Exhibit 99.9.

Item  7.  Financial Statements and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

          99.9 Press Release dated April 20, 2001, issued by the Company.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KAYE GROUP INC.


                                    By:       /s/ Michael P. Sabanos
                                             --------------------------------
                                    Name:    Michael P. Sabanos
                                    Title:   Executive Vice President &
                                             Chief Financial Officer



Dated:  April 24, 2001




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